Exhibit 10.1

AMENDMENT AGREEMENT NO. 3

THIS AMENDMENT AGREEMENT NO. 3 (this “Amendment”), dated as of February 17, 2017, is made among NanoString Technologies, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof under the heading “SUBSIDIARY GUARANTORS” (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”, and together with the Borrower, each an “Obligor” and, collectively, the “Obligors”) and the Lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”).
The Obligors and the Lenders are parties to that certain Term Loan Agreement, dated as of April 1, 2014, amended by that certain Amendment Agreement No. 1, dated as of April 16, 2015, as further amended by that certain Amendment Agreement No. 2, dated as of October 30, 2015 (as further amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).
The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.
Accordingly, the parties hereto agree as follows:

SECTION 1	Definitions; Interpretation.
(a)Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
(b)Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2	Amendments.
Subject to Section 3, the Loan Agreement is hereby amended as follows:
(a)Section 3.03(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Optional Prepayments. Borrower shall have the right to optionally prepay in whole or in part the outstanding principal amount of the Loans on any Payment Date (a “Redemption Date”) for an amount equal to the aggregate principal amount of the Loans being prepaid plus the Prepayment Premium plus any accrued but unpaid interest and any fees which are due and owing (such aggregate amount, the “Redemption Price”). The applicable “Prepayment Premium” shall be an amount calculated pursuant to Section 3.03(a)(i).”

SECTION 3	Conditions of Effectiveness.
The effectiveness of Section 2 shall be subject to the following conditions precedent:
(a)The Obligors and all of the Lenders shall have duly executed and delivered this Amendment.

SECTION 4	Representations and Warranties; Reaffirmation.
(a)Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5	Governing Law; Submission To Jurisdiction; Waiver Of Jury Trial.
(a)Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.
(b)Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.
(c)Waiver of Jury Trial. Each Obligor and each Lender hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any suit, action or proceeding arising out of or relating to this Amendment, the other Loan Documents or the transactions contemplated hereby or thereby.

SECTION 6	Miscellaneous.
(a)No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.
(b)Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(c)Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
(d)Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.
(f)Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER
NANOSTRING TECHNOLOGIES, INC.
By /s/ James A. Johnson
Name: James A. Johnson
Title: Chief Financial Officer
Address for Notices:
530 Fairview Avenue, N.
Suite 2000
Seattle, WA 98109
Attn:    General Counsel
Tel.:    206-378-6266
Fax:    206-378-6288
Email:    ksmith@nanostring.com

SUBSIDIARY GUARANTORS

NANOSTRING TECHNOLOGIES INTERNATIONAL, INC.
By /s/ James A. Johnson
Name: James A. Johnson
Title: Treasurer
Address for Notices:
530 Fairview Avenue, N.
Suite 2000
Seattle, WA 98109
Attn:    General Counsel
Tel.:    206-378-6266
Fax:    206-378-6288
Email:    ksmith@nanostring.com

LENDERS
CAPITAL ROYALTY PARTNERS II L.P.
By: CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner
By: /s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES
PARTNERS II L.P.
By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By: PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner
By: /s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.
By:     CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By: /s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory
WITNESS:

/s/ Nicole Nesson
Name: Nicole Nesson
CAPITAL ROYALTY PARTNERS II -
PARALLEL FUND “B” (CAYMAN) L.P.
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By: /s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory
WITNESS:

/s/ Nicole Nesson
Name: Nicole Nesson

Address for Notices for All Lenders:
1000 Main Street, Suite 2500
Houston, TX 77002
Attn:    General Counsel
Tel.:    713.209.7350
Fax:    713.209.7351
Email:    adorenbaum@crglp.com

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